UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

ENERGOUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36379	46-1318953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3590 North First Street

Suite 210

San Jose, CA 95134

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 963-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2015, Energous Corporation (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Energous Corporation Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”). A description of the material terms and conditions of the Employee Stock Purchase Plan appears on pages 26-29 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 17, 2015 (the “Proxy Statement”), which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Employee Stock Purchase Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and also incorporated herein by reference.

Also at the Annual Meeting, the Company’s stockholders approved the Energous Corporation 2015 Performance Share Unit Plan (the “2015 Performance Share Unit Plan”). A description of the material terms and conditions of the 2015 Performance Share Unit Plan appears on pages 30-36 of the Proxy Statement, which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the 2015 Performance Share Unit Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 21, 2015, the Company’s board of directors approved Amendment No. 1 (“Amendment No. 1”) to the 2015 Performance Share Unit Plan. Amendment No. 1 is a technical amendment to the 2015 Performance Share Unit Plan that eliminates the discretion of the board of directors with respect to the treatment of awards under the 2015 Performance Share Unit Plan in the case of a Change of Control (as defined in the 2015 Performance Share Plan) of the Company. A copy of Amendment No. 1 is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2015, the Company held its 2015 Annual Meeting of Stockholders. The certified results of the matters voted upon at the meeting, which are more fully described in the 2015 Proxy Statement, are as follows:

The Company’s stockholders elected the five nominees to the Company’s Board of Directors to serve for one year terms as directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Stephen R. Rizzone	4,200,716	115,649	6,598,026
Michael Leabman	4,239,491	76,874	6,598,026
John R. Gaulding	4,158,599	157,766	6,598,026
Robert J. Griffin	4,231,790	84,575	6,598,026
Rex S. Jackson	4,233,316	83,049	6,598,026

The Company’s stockholders approved the Employee Stock Purchase Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
4,203,792	102,813	9,760	6,598,026

The Company’s stockholders approved the 2015 Performance Unit Share Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
3,961,859	343,335	11,171	6,598,026

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2015, with votes cast as follows:

For	Against	Abstain
10,826,482	72,206	15,703

Item 9.01	Financial Statements and Exhibits.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGOUS CORPORATION

Date: May 22, 2015	By:	/s/ Stephen R. Rizzone
Stephen R. Rizzone President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Energous Corporation Employee Stock Purchase Plan

10.2	Energous Corporation 2015 Performance Unit Share Plan

10.3	Amendment No. 1 to Energous Corporation 2015 Performance Unit Share Plan